UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KALA BIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! KALA BIO, INC. 1167 MASSACHUSETTS AVE ARLINGTON, MA 02476 KALA BIO, INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET You invested in KALA BIO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Vote Virtually at the Meeting* June 11, 2024 11:00 AM, ET Virtually at: www.virtualshareholdermeeting.com/KALA2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V47988-P05584 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V47989-P05584 1. Election of three Class I Directors each to serve until the 2027 Annual Meeting of Stockholders For Nominees: 01) Marjan Farid, M.D. 02) Andrew I. Koven 03) Gregory D. Perry 2. Approval of an advisory vote on executive compensation. For 3. To ratify the appointment of Deloitte & Touche LLP as KALA BIO, Inc.’s independent public accounting firm for the fiscal year ending December 31, 2024. For 4. To approve the issuance of shares of common stock of KALA BIO, Inc. upon conversion of the Series E Preferred Stock, Series F Preferred Stock or Series G Preferred Stock in accordance with Nasdaq Listing Rule 5635(b). For 5a. To approve an amendment to KALA BIO, Inc.’s Restated Certificate of Incorporation amending the Series E Certificate of Designations, Preferences and Rights of Series E Preferred Stock to provide discretion to the Board of Directors to increase the Beneficial Ownership Limitation. For 5b. To approve an amendment to KALA BIO, Inc.’s Restated Certificate of Incorporation amending the Series F Certificate of Designations, Preferences and Rights of Series F Preferred Stock to provide discretion to the Board of Directors to increase the Beneficial Ownership Limitation. For 5c. To approve an amendment to KALA BIO, Inc.’s Restated Certificate of Incorporation amending the Series G Certificate of Designations, Preferences and Rights of Series G Preferred Stock to provide discretion to the Board of Directors to increase the Beneficial Ownership Limitation. For NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.